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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-26997) pertaining to the Young Broadcasting Inc. 1995 Stock Option Plan and 401(k) Plan of our report dated February 6, 1998, with respect to the consolidated financial statements and the financial statement schedule included in this Form 10-K of Young Broadcasting Inc.


                                        ERNST & YOUNG LLP


New York, New York
March 16, 1998